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                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                       41-1592157
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national bank)                 Identification No.)


SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                    55479
(Address of principal executive offices)                  (Zip code)

                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                       SILVER CINEMAS INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                  75-2656147
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)

4004 BELTLINE ROAD
SUITE 205, LOCKBOX 18
DALLAS, TEXAS                                             75244
(Address of principal executive offices)                  (Zip code)

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                    10.5 % SENIOR SUBORDINATED NOTES DUE 2005
                       (Title of the indenture securities)



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Item 1.    General Information.  Furnish the following information as to the trustee:

                   (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                   (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                   None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.     Not applicable.

Item 16.  List of Exhibits.    List below all exhibits filed as a part of this
                               Statement of Eligibility.
                               Norwest Bank incorporates by reference
                               into this Form T-1 the exhibits attached hereto.

           Exhibit 1.          a.         A copy of the Articles of Association
                                          of the trustee now in effect.*

           Exhibit 2.          a.         A copy of the certificate of
                                          authority of the trustee to commence
                                          business issued June 28, 1872, by the
                                          Comptroller of the Currency to The
                                          Northwestern National Bank of
                                          Minneapolis.*

                               b.         A copy of the certificate of the
                                          Comptroller of the Currency dated
                                          January 2, 1934, approving the
                                          consolidation of The Northwestern
                                          National Bank of Minneapolis and The
                                          Minnesota Loan and Trust Company of
                                          Minneapolis, with the surviving entity
                                          being titled Northwestern National
                                          Bank and Trust Company of
                                          Minneapolis.*

                               c.         A copy of the certificate of the
                                          Acting Comptroller of the Currency
                                          dated January 12, 1943, as to change
                                          of corporate title of Northwestern
                                          National Bank and Trust Company of
                                          Minneapolis to Northwestern National
                                          Bank of Minneapolis.*

                               d. A copy of the letter dated May 12, 1983 from the Regional




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                                          Counsel, Comptroller of the Currency,
                                          acknowledging receipt of notice of
                                          name change effective May 1, 1983 from
                                          Northwestern National Bank of
                                          Minneapolis to Norwest Bank
                                          Minneapolis, National Association.*

                               e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

           Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

           Exhibit 4.    Copy of By-laws of the trustee as now in effect.*

           Exhibit 5.    Not applicable.

           Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

           Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

           Exhibit 8.    Not applicable.

           Exhibit 9.    Not applicable.













      * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

      ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-53851.





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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 22nd day of May 1998.






                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION


                                          -------------------------------
                                          Jane Y. Schweiger
                                          Corporate Trust Officer


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                                    EXHIBIT 6




May 22, 1998



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                 Very truly yours,

                                 NORWEST BANK MINNESOTA,
                                 NATIONAL ASSOCIATION


                                 -----------------------
                                 Jane Y. Schweiger
                                 Corporate Trust Officer